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                                                                   EXHIBIT 23.01


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT

    As independent public accountants, we hereby consent to the incorporation of our report dated January 17, 2000 included in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File nos. 333-31484, 333-78087, 333-51945, 333-40645 and 333-38363).



                                                          Arthur Andersen LLP
                                                          ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 27, 2000